                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 15, 1999


I.    RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------

          End of Period Collection Account Balance as of Prior Payment Date:                                       718,736.70
          Available Funds:
                   Contract Payments due and received in this period                                             3,057,200.96
                   Contract Payments due in prior period(s) and received in this period                            351,807.42
                   Contract Payments received in this period for next period                                       153,924.04
                   Sales, Use and Property Tax, Maintenance, Late Charges                                          147,042.39
                   Prepayment Amounts related to early termination in this period                                  246,989.75
                   Servicer Advance                                                                                746,186.23
                   Proceeds received from recoveries on previously Defaulted Contracts                                   0.00
                   Transfer from Reserve Account                                                                     1,162.80
                   Interest earned on Collection Account                                                             8,572.16
                   Interest earned on Affiliated Account                                                               398.10
                   Proceeds from repurchase of Contracts per Contribution and
                         Servicing Agreement Section 5.03                                                                0.00
                   Amounts paid per Contribution and Servicing Agreement Section 7.01
                         (Substituted contract < Predecessor contract)                                                   0.00
                   Amounts paid under insurance policies                                                                 0.00
                   Any other amounts                                                                                40,100.14

                                                                                                             -----------------
          Total Available Funds                                                                                  5,472,120.69
          Less: Amounts to be Retained in Collection Account                                                       607,644.78
                                                                                                             -----------------
          AMOUNT TO BE DISTRIBUTED                                                                               4,864,475.91
                                                                                                             =================


          DISTRIBUTION OF FUNDS:
          ---------------------
                   1.    To Trustee -  Fees                                                                              0.00
                   2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                351,807.42
                   3.    To Noteholders (For Servicer Report immediately following
                              the Final Additional Closing Date)

                               a) Class A1 Principal and Interest                                                3,042,595.06
                               a) Class A2 Principal (distributed after A1 Note
                                   matures) and Interest                                                           130,272.08
                               a) Class A3 Principal (distributed after A2 Note
                                   mature) and Interest                                                            209,959.14
                               a) Class A4 Principal (distributed after A3 Note
                                   matures) and Interest                                                           337,708.88
                               b) Class B Principal and Interest                                                    64,273.89
                               c) Class C Principal and Interest                                                   129,233.43
                               d) Class D Principal and Interest                                                    88,122.10
                               e) Class E Principal and Interest                                                   118,446.54

                   4.    To Reserve Account for Requirement per Indenture Agreement Section 3.08                         0.00
                   5.    To Issuer - Residual Principal and Interest and Reserve Account Distribution
                               a) Residual Interest (Provided no Restricting or Amortization
                                   Event in effect)                                                                 32,942.82
                               b) Residual Principal (Provided no Restricting or Amortization
                                   Event in effect)                                                                100,597.70
                               c) Reserve Account Distribution (Provided no Restricting or
                                   Amortization Event in effect)                                                     1,162.80
                   6.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
                                   and Any Other Amounts                                                           156,012.65
                   7.    To Servicer, Servicing Fee and other Servicing Compensations                              101,341.40
                                                                                                             -----------------
          TOTAL FUNDS DISTRIBUTED                                                                                4,864,475.91
                                                                                                             =================

                                                                                                             -----------------
          End of Period Collection Account Balance {Includes Payments in Advance & Restricting
               Event Funds (if any)}                                                                               607,644.78
                                                                                                             =================

II.    RESERVE ACCOUNT
----------------------

Beginning Balance                                                                                            $   2,702,437.25
           - Add Investment Earnings                                                                                 1,162.80
           - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                              0.00
           - Less Distribution to Certificate Account                                                                1,162.80
                                                                                                             -----------------
End of period balance                                                                                        $   2,702,437.25
                                                                                                             =================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                    $   2,702,437.25
                                                                                                             =================

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 15, 1999

III.   CLASS A NOTE PRINCIPAL BALANCE
-------------------------------------

Beginning Principal Balance of the Class A Notes
                       Pool A                                                                185,733,791.88
                       Pool B                                                                 52,080,208.12
                                                                                           -----------------
                                                                                                                237,814,000.00
Class A Overdue Interest, if any                                                                       0.00
Class A Monthly Interest - Pool A                                                                601,115.16
Class A Monthly Interest - Pool B                                                                168,554.16

Class A Overdue Principal, if any                                                                      0.00
Class A Monthly Principal - Pool A                                                             2,136,042.26
Class A Monthly Principal - Pool B                                                               814,823.58
                                                                                           -----------------
                                                                                                                  2,950,865.84
Ending Principal Balance of the Class A Notes
                       Pool A                                                                183,597,749.62
                       Pool B                                                                 51,265,384.54
                                                                                           -----------------
                                                                                                               ----------------
                                                                                                                234,863,134.16
                                                                                                               ================
----------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000        Ending Principal
Original Face $237,814,000       Original Face $237,814,000       Balance Factor
$ 3.236434                                   $ 12.408293           9875.917100%
----------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE
------------------------------------

Beginning Principal Balance of the Class A Notes
                       Class A1                                                               31,483,000.00
                       Class A2                                                               42,182,000.00
                       Class A3                                                               65,098,000.00
                       Class A4                                                               99,051,000.00

                                                                                           -----------------

Class A Monthly Interest                                                                                        237,814,000.00
                       Class A1 (Actual Number Days/360)                                          91,729.22
                       Class A2                                                                  130,272.08
                       Class A3                                                                  209,959.14
                       Class A4                                                                  337,708.88

                                                                                           -----------------

Class A Monthly Principal
                       Class A1                                                                2,950,865.84
                       Class A2                                                                        0.00
                       Class A3                                                                        0.00
                       Class A4                                                                        0.00

                                                                                           -----------------
                                                                                                                  2,950,865.84
Ending Principal Balance of the Class A2 Notes
                       Class A1                                                               28,532,134.16
                       Class A2                                                               42,182,000.00
                       Class A3                                                               65,098,000.00
                       Class A4                                                               99,051,000.00

                                                                                           -----------------
                                                                                                               ----------------
                                                                                                                234,863,134.16
                                                                                                               ================
Class A1
--------------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $31,483,000     Original Face $31,483,000         Balance Factor
$ 2.913611                                $ 93.728864            9062.711400%
--------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 15, 1999


V.   CLASS B NOTE PRINCIPAL BALANCE
-----------------------------------

         Beginning Principal Balance of the Class B Notes
                                     Pool A                                                        3,166,192.03
                                     Pool B                                                          887,807.97
                                                                                               -----------------
                                                                                                                     4,054,000.00

         Class B Overdue Interest, if any                                                                  0.00
         Class B Monthly Interest - Pool A                                                            10,914.57
         Class B Monthly Interest - Pool B                                                             3,060.47
         Class B Overdue Principal, if any                                                                 0.00
         Class B Monthly Principal - Pool A                                                           36,409.81
         Class B Monthly Principal - Pool B                                                           13,889.04
                                                                                               -----------------
                                                                                                                         50,298.85
         Ending Principal Balance of the Class B Notes
                                     Pool A                                                        3,129,782.22
                                     Pool B                                                          873,918.93
                                                                                               -----------------  ----------------
                                                                                                                     4,003,701.15
                                                                                                                  ================


         -----------------------------------------------------------------------------------
         Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
         Original Face $4,054,000      Original Face $4,054,000       Balance Factor
            $ 3.447222                       $ 12.407215                 9875.927800%
         -----------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
------------------------------------
         Beginning Principal Balance of the Class C Notes
                                     Pool A                                                        6,331,603.06
                                     Pool B                                                        1,775,396.94
                                                                                               -----------------
                                                                                                                     8,107,000.00

         Class C Overdue Interest, if any                                                                  0.00
         Class C Monthly Interest - Pool A                                                            22,364.63
         Class C Monthly Interest - Pool B                                                             6,271.10
         Class C Overdue Principal, if any                                                                 0.00
         Class C Monthly Principal - Pool A                                                           72,819.62
         Class C Monthly Principal - Pool B                                                           27,778.08
                                                                                               -----------------
                                                                                                                       100,597.70
         Ending Principal Balance of the Class C Notes
                                     Pool A                                                        6,258,783.44
                                     Pool B                                                        1,747,618.86
                                                                                               -----------------  ----------------
                                                                                                                     8,006,402.30
                                                                                                                  ================


         -------------------------------------------------------------------------------------
         Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
         Original Face $8,107,000      Original Face $8,107,000         Balance Factor
              $ 3.532223                         $ 12.408746             9875.912500%
         -------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 15, 1999


VII.   CLASS D NOTE PRINCIPAL BALANCE
-------------------------------------

         Beginning Principal Balance of the Class D Notes
                                     Pool A                                                    4,221,329.04
                                     Pool B                                                    1,183,670.96
                                                                                           -----------------
                                                                                                                     5,405,000.00

         Class D Overdue Interest, if any                                                              0.00
         Class D Monthly Interest - Pool A                                                        16,445.59
         Class D Monthly Interest - Pool B                                                         4,611.38
         Class D Overdue Principal, if any                                                             0.00
         Class D Monthly Principal - Pool A                                                       48,546.41
         Class D Monthly Principal - Pool B                                                       18,518.72
                                                                                           -----------------
                                                                                                                        67,065.13
         Ending Principal Balance of the Class D Notes
                                     Pool A                                                    4,172,782.63
                                     Pool B                                                    1,165,152.24
                                                                                           -----------------
                                                                                                                ------------------
                                                                                                                     5,337,934.87
                                                                                                                ==================

         ----------------------------------------------------------------------------------
         Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
         Original Face $5,405,000     Original Face $5,405,000       Balance Factor
             $ 3.895832                        $ 12.407980               9875.920200%
         ----------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
--------------------------------------
         Beginning Principal Balance of the Class E Notes
                                     Pool A                                                    5,276,466.05
                                     Pool B                                                    1,479,533.95
                                                                                           -----------------
                                                                                                                     6,756,000.00

         Class E Overdue Interest, if any                                                              0.00
         Class E Monthly Interest - Pool A                                                        27,034.56
         Class E Monthly Interest - Pool B                                                         7,580.56
         Class E Overdue Principal, if any                                                             0.00
         Class E Monthly Principal - Pool A                                                       60,683.02
         Class E Monthly Principal - Pool B                                                       23,148.40
                                                                                           -----------------
                                                                                                                        83,831.42
         Ending Principal Balance of the Class E Notes
                                     Pool A                                                    5,215,783.03
                                     Pool B                                                    1,456,385.55
                                                                                           -----------------    ------------------
                                                                                                                     6,672,168.58
                                                                                                                ==================


         ----------------------------------------------------------------------------------
         Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
         Original Face $6,756,000      Original Face $6,756,000        Balance Factor
             $ 5.123612                         $ 12.408440                9875.915600%
         ----------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 15, 1999


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
----------------------------------------

         Beginning Residual Principal Balance
                                     Pool A                                             6,332,169.06
                                     Pool B                                             1,775,555.64
                                                                                ---------------------
                                                                                                               8,107,724.70

         Residual Interest - Pool A                                                        23,514.81
         Residual Interest - Pool B                                                         9,428.01
         Residual Principal - Pool A                                                       72,819.62
         Residual Principal - Pool B                                                       27,778.08
                                                                                ---------------------
                                                                                                                 100,597.70
         Ending Residual Principal Balance
                                     Pool A                                             6,259,349.44
                                     Pool B                                             1,747,777.56
                                                                                ---------------------     ------------------
                                                                                                               8,007,127.00
                                                                                                          ==================



X.   PAYMENT TO SERVICER
------------------------

          - Collection period Servicer Fee                                                                       101,341.40
          - Servicer Advances reimbursement                                                                      351,807.42
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                      156,012.65
                                                                                                          ------------------
         Total amounts due to Servicer                                                                           609,161.47
                                                                                                          ==================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 15, 1999






XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
             Aggregate Discounted Contract Balance, as defined in
                Indenture Agreement, at the beginning of the
                related Collection Period                                                                            211,061,551.13

             Aggregate Discounted Contract Balance of Additional
                Contracts acquired during Collection Period                                                                    0.00

             Decline in Aggregate Discounted Contract Balance                                                          2,427,320.75

             Aggregate Discounted Contract Balance, as defined in
                Indenture Agreement, at the ending of the related                                                ------------------
                Collection Period                                                                                    208,634,230.38
                                                                                                                 ==================

             Components of Decline in Aggregate Discounted Contract Balance:
                 - Principal portion of Contract Payments and Servicer Advances                        2,171,334.18

                 - Principal portion of Prepayment Amounts                                               255,986.57

                 - Principal portion of Contracts repurchased under Indenture
                        Agreement Section 4.02                                                                 0.00

                 - Aggregate Discounted Contract Balance of Contracts that have
                        become Defaulted Contracts during the Collection Period                                0.00

                 - Aggregate Discounted Contract Balance of Substitute Contracts
                        added during Collection Period                                                         0.00

                 - Aggregate Discounted Contract Balance of Predecessor Contracts
                        withdrawn during Collection Period                                                     0.00

                                                                                                      --------------
                                              Total Decline in Aggregate Discounted Contract Balance           0.00
                                                                                                      ==============


POOL B
             Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
                at the beginning of the related Collection Period                                                     59,182,173.57

             Aggregate Discounted Contract Balance of Additional Contracts acquired
                during Collection Period                                                                                       0.00

             Decline in Aggregate Discounted Contract Balance                                                            925,935.89

             Aggregate Discounted Contract Balance, as defined in Indenture                                      ------------------
                 Agreement, at the ending of the related Collection Period                                            58,256,237.68
                                                                                                                 ==================

             Components of Decline in Aggregate Discounted Contract Balance:
                 - Principal portion of Contract Payments and Servicer Advances                          925,935.89

                 - Principal portion of Prepayment Amounts                                                     0.00

                 - Principal portion of Contracts repurchased under Indenture
                        Agreement Section 4.02                                                                 0.00

                 - Aggregate Discounted Contract Balance of Contracts that have
                        become Defaulted Contracts during the Collection Period                                0.00

                 - Aggregate Discounted Contract Balance of Substitute Contracts
                        added during Collection Period                                                         0.00

                 - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                        during Collection Period                                                               0.00

                                                                                                      --------------
                                              Total Decline in Aggregate Discounted Contract Balance           0.00
                                                                                                      ==============

                                                                                                                 ------------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                              0.00
                                                                                                                 ==================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 15, 1999




XII.   CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   POOL A
                                                      Discounted                           Residual
   Lease #            Lessee Name                     Present Value                        Value
   -----------------------------------------          ------------------------------       ------------------------------------
                      None                                                                                               $0.00





                                                      --------------------------------     ------------------------------------
                                            Totals:                              $0.00                                   $0.00




   POOL B
                                                      Discounted                           Residual
   Lease #            Lessee Name                     Present Value                        Value
   -----------------------------------------          --------------------------------     ------------------------------------
                      None                                                                                               $0.00




                                                      --------------------------------     ------------------------------------
                                            Totals:                              $0.00                                   $0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                                                                0
   b) ADCB AT CLOSING DATE                                                                                                   0
   c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                                                           0%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,
   THE SERVICER HAS DECLINED TO ADVANCE,
    OR THE OBLIGOR HAS REJECTED THE CONTRACT/LEASE IN BANKRUPTCY PROCEEDING.

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 15, 1999


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

 POOL A                                                                                                 Predecessor
                                                         Discounted               Predecessor           Discounted
 Lease #             Lessee Name                         Present Value            Lease #               Present Value
 -------------------------------------------------       -------------------      ------------------    --------------------
                     NONE











                                                         -------------------                            --------------------
                                                  Totals:              $0.00                                           $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $0.00
            b) ADCB OF POOL A AT CLOSING DATE                                                                          $0.00
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                                               YES              NO     X
                                                                                                   -------         ---------


  POOL B                                                                                                  Predecessor
                                                              Discounted             Predecessor          Discounted
  Lease #             Lessee Name                             Present Value          Lease #              Present Value
  -------------------------------------------------           --------------------   ------------------   --------------------
                      NONE









                                                              --------------------                      --------------------
                                                   Totals:                     $0.00                                   $0.00


            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                                          $0.00
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                              0.00%

          * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
            TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                 NO     X
                                                                                              ----------         -----------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 15, 1999


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

  POOL A - NON-PERFORMING                                                                                      Predecessor
                                                             Discounted                   Predecessor          Discounted
  Lease #         Lessee Name                                Present Value                Lease #              Present Value
  ------------------------------------------------           -------------------------    -----------------    ------------------
                  None










                                                             -------------------------                         ------------------
                                                  Totals:                        $0.00                                      $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  0.00
            b) ADCB OF POOL A AT CLOSING DATE                                                                               $0.00
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                 NO    X
                                                                                              --------           --------



POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                 Predecessor
                                                                   Discounted             Predecessor         Discounted
Lease #         Lessee Name                                        Present Value          Lease #             Present Value
--------------------------------------------------------           -----------------      -----------------   -----------------
                None









                                                                   -----------------                           -----------------
                                                        Totals:                  $0.00                                    $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                                             $0.00
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

          * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
            SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
            FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                                          YES                 NO     X
                                                                                              ---------          ----------


                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 15, 1999







XV.    POOL PERFORMANCE MEASUREMENTS

1.                                   AGGREGATE DISCOUNTED CONTRACT BALANCE

            CONTRACTS DELINQUENT > 90 DAYS                      TOTAL OUTSTANDING CONTRACTS
            This Month                             0.00         This Month                           266,890,468.06
            1 Month Prior                          0.00         1 Month Prior                        270,243,724.70
            2 Months Prior                         0.00         2 Months Prior                                 0.00

            Total                                  0.00         Total                                537,134,192.76

            a) 3 MONTH AVERAGE                     0.00         b) 3 MONTH AVERAGE                   179,044,730.92

            c) a/b                                 0.00%


2.          Does a Delinquency Condition Exist (1c > 6% )?
                                                                                         Yes                No         X
                                                                                             -------------      ----------------

3.          Restricting Event Check

            A. A Delinquency Condition exists for current period?                        Yes                No         X
                                                                                             -------------      ----------------
            B. An Indenture Event of Default has occurred and is then continuing?        Yes                No         X
                                                                                             -------------      ----------------

4.          Has a Servicer Event of Default occurred?                                    Yes                No         X
                                                                                             -------------      ----------------


5.          Amortization Event Check

            A. Is 1c  > 8% ?                                                             Yes                No         X
                                                                                             -------------      ----------------
            B. Bankruptcy, insolvency, reorganization; default/violation of any
                 covenant or obligation not remedied within 90 days?                     Yes                No         X
                                                                                             -------------      ----------------
            C. As of any Determination date, the sum of all defaulted contracts
                 since the Closing date exceeds 6% of the ADCB on the Closing Date?      Yes                No         X
                                                                                             -------------      ----------------




6.          AGGREGATE DISCOUNTED CONTRACT BALANCE AT CLOSING DATE                  Balance  $               -
                                                                                           ---------------------


            DELINQUENT LEASE SUMMARY

                               Days Past Due                 Current Pool Balance                      # Leases
                               -------------                 --------------------                      --------

                                          31 - 60                       3,576,124.43                         71
                                          61 - 90                         559,475.99                         13
                                          91 - 180                              -                             0



            Approved By:
            Lisa J. Cruikshank
            Vice President